Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 01, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	Gorman Rupp Co
Document Type	10-K
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		20,990,893
Entity Public Float			$ 419,701,963
Amendment Flag	false
Entity Central Index Key	0000042682
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 359,490	$ 296,808	$ 266,242
Cost of products sold	271,653	220,471	204,469
Gross profit	87,837	76,337	61,773
Selling, general and administrative expenses	44,843	37,378	35,380
Operating income	42,994	38,959	26,393
Other income	409	362	1,209
Other expense	(718)	(988)	(347)
Income before income taxes	42,685	38,333	27,255
Income taxes	13,881	12,370	8,986
Net income	$ 28,804	$ 25,963	$ 18,269
Earnings per share (in Dollars per share)	$ 1.37	$ 1.24	$ 0.87
Average number of shares outstanding (in Shares)	20,987,663	20,905,728	20,886,309

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 20,142	$ 32,229
Short-term investments	1,060	2,017
Accounts receivable - net	56,419	51,996
Inventories - net:
Raw materials and in-process	30,480	20,128
Finished parts	36,451	27,005
Finished products	6,262	4,316
	73,193	51,449
Deferred income taxes	2,711	2,172
Prepaid and other	2,347	3,331
Total current assets	155,872	143,194
Property, plant, and equipment
Land	2,270	2,024
Buildings	91,395	89,444
Machinery and equipment	132,743	124,771
	226,408	216,239
Accumulated depreciation	112,059	102,713
Property, plant and equipment - net	114,349	113,526
Deferred income taxes	205	211
Prepaid pension and other	2,793	3,334
Goodwill and other intangible assets	25,481	26,442
	298,700	286,707
Current Liabilities:
Accounts payable	15,679	12,042
Short-term debt	10,000	25,000
Payroll and employee related liabilities	10,283	10,165
Commissions payable	7,757	6,591
Accrued expenses	7,154	5,880
Total current liabilities	50,873	59,678
Pension benefits	6,571
Postretirement benefits	22,705	22,241
Deferred and other income taxes	3,787	4,954
Total liabilities	83,936	86,873
Equity:
Common Shares, without par value: Authorized - 35,000,000 shares; Outstanding - 20,990,893 shares in 2011 and 20,984,893 shares in 2010 (after deducting treasury shares of 648,603 in 2011 and 654,603 in 2010) at stated capital amount	5,128	5,127
Additional paid-in capital	2,544	2,400
Retained earnings	223,136	201,735
Accumulated other comprehensive loss	(16,044)	(9,428)
Total equity	214,764	199,834
	$ 298,700	$ 286,707

Consolidated Balance Sheets (Parentheticals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Common shares, par value (in Dollars per share)	$ 0	$ 0
Common shares, shares authorized	35,000,000	35,000,000
Common shares, shares outstanding	20,990,893	20,985,668
Common shares, treasury shares	648,603	654,603

Consolidated Statements of Equity (USD $) In Thousands, unless otherwise specified	Common Stock [Member]	Additional Paid-in Capital [Member] USD ($)	Retained Earnings [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] USD ($)	Noncontrolling Interest [Member] USD ($)	Total USD ($)
Balances at Dec. 31, 2008		$ 455	$ 170,857	$ (17,823)	$ 618	$ 159,206
Issuance of treasury shares (in Shares) at Dec. 31, 2008	1					3,750
Balances (in Shares) at Dec. 31, 2008	5,099
Comprehensive income:
Net income			18,269		75	18,344
Currency translation adjustments				1,750	14	1,764
Pension and OPEB adjustments				5,003		5,003
Total comprehensive income			18,269	6,753	89	25,111
Issuance of treasury shares		43	18			62
Cash dividends			(6,767)			(6,767)
Balances at Dec. 31, 2009		498	182,377	(11,070)	707	177,612
Balances (in Shares) at Dec. 31, 2009	5,100
Issuance of treasury shares (in Shares) at Dec. 31, 2009	35					128,750
Comprehensive income:
Net income			25,963		66	26,029
Currency translation adjustments				139	(46)	93
Pension and OPEB adjustments				1,549		1,549
Total comprehensive income			25,963	1,688	20	27,671
Purchase of noncontrolling interest		166		(46)	(727)	(607)
Purchase of 31,250 treasury shares		(487)	(143)			(638)
Purchase of 31,250 treasury shares (in Shares)	(8)					31,250
Issuance of treasury shares		2,223	562			2,820
Cash dividends			(7,024)			(7,024)
Balances at Dec. 31, 2010		2,400	201,735	(9,428)		199,834
Balances (in Shares) at Dec. 31, 2010	5,127
Issuance of treasury shares (in Shares) at Dec. 31, 2010	1					6,000
Comprehensive income:
Net income			28,804			28,804
Currency translation adjustments				(886)		(886)
Pension and OPEB adjustments				(5,730)		(5,730)
Total comprehensive income			28,804	(6,616)		22,188
Issuance of treasury shares		144	27			172
Cash dividends			(7,430)			(7,430)
Balances at Dec. 31, 2011		$ 2,544	$ 223,136	$ (16,044)	$ 0	$ 214,764
Balances (in Shares) at Dec. 31, 2011	5,128

Consolidated Statements of Equity (Parentheticals) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Pension and OPEB adjustments income tax benefit (in Dollars)	$ 3,282	$ 864	$ 2,831
Issuance of treasury shares - shares	6,000	128,750	3,750
Cash dividends - per share amount (in Dollars per share)	$ 0.354	$ 0.336	$ 0.324
Purchase of treasury shares - shares purchased		31,250
Issuance of treasury shares	6,000	128,750	3,750
Common Stock [Member]
Issuance of treasury shares - shares	1	35	1
Purchase of treasury shares - shares purchased		(8)
Issuance of treasury shares	1	35	1

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income	$ 28,804	$ 25,963	$ 18,269
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,459	10,601	8,955
Pension expense	6,070	3,024	4,726
Contributions to pension plan	(7,200)	(7,200)	(6,200)
Deferred income taxes	1,608	4,166	2,633
Other	250	1,369	1,275
Changes in operating assets and liabilities:
Accounts receivable	(4,423)	(10,618)	10,961
Inventories	(21,744)	(1,223)	14,979
Accounts payable	3,637	655	(6,906)
Commissions payable	1,166	2,243	(898)
Other	1,505	(337)	1,934
Net cash provided by operating activities	21,132	28,643	49,728
Cash flows from investing activities:
Capital additions, net	(11,175)	(8,310)	(38,071)
Redemptions (purchases) of short-term investments	958	(512)	(1,500)
Proceeds from sale of product line			1,420
Payment for acquisition		(33,856)
Net cash used for investing activities	(10,217)	(42,678)	(38,151)
Cash flows from financing activities:
Cash dividends	(7,430)	(7,024)	(6,767)
Proceeds from bank borrowings		35,000	24,806
Payments to bank for borrowings	(15,000)	(25,000)	(9,806)
Treasury stock purchase		(638)
Purchase of noncontrolling interest		(607)
Net cash provided by (used for) financing activities	(22,430)	1,731	8,233
Effect of exchange rate changes on cash	(572)	130	800
Net increase (decrease) in cash and cash equivalents	(12,087)	(12,174)	20,610
Cash and cash equivalents:
Beginning of year	32,229	44,403	23,793
End of year	$ 20,142	$ 32,229	$ 44,403

Note A - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Text Block]
Note A - Summary of Significant Accounting Policies

Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.  All significant intercompany transactions and balances have been eliminated.  Earnings per share are calculated based on the weighted-average number of common shares outstanding.

Common Stock Split

On April 28, 2011, the Company declared a five-for-four split of its common shares in the form of a distribution of one additional common share for each four common shares previously issued.  The distribution was made on June 10, 2011.  Accordingly, all share amounts and per share data throughout this Annual Report on Form 10-K have been adjusted retroactively to reflect the stock split.

Cash Equivalents and Short-Term Investments

The Company considers highly liquid instruments with maturities of 90 days or less to be cash equivalents.  The Company periodically makes short-term investments for which cost approximates fair value.  Short-term investments at December 31, 2011 and 2010 consist primarily of certificates of deposit.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are stated at the historical carrying amount net of allowance for doubtful accounts. The Company maintains an allowance for doubtful accounts for estimated losses from the failure of its customers to make required payments for products delivered. The Company estimates this allowance based on knowledge of the financial condition of customers, review of historical receivables and reserve trends and other relevant information.

Inventories

Inventories are stated at the lower of cost or market.  The costs for approximately 82% of inventories at December 31, 2011 and at December 31, 2010 are determined using the last-in, first-out (LIFO) method, with the remainder determined using the first-in, first-out method.  Cost components include materials, inbound freight costs, labor and allocations of fixed and variable overheads on an absorption costing basis.

Long-Lived Assets

Property, plant and equipment are stated on the basis of cost. Repairs and maintenance costs are expensed as incurred. Depreciation for property, plant and equipment and amortization for intangible assets subject thereto are computed principally by the straight-line method over the estimated useful lives of the assets and are included in cost of products sold and selling, general and administrative expenses based on the use of the assets.

Depreciation of property, plant and equipment is determined based on the following lives:

Buildings	20-50 years
Machinery and equipment	5-15 years
Software	3-5 years

Amortization of intangible assets is determined based on the following lives:

Technology and drawings	15-20 years
Customer relationships	9-10 years
Other intangibles	2-18 years

Long-lived assets, except goodwill and indefinite life intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount may not be recovered through future net cash flows generated by the assets.  Impairment losses are recorded when the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

Goodwill and Indefinite Life Intangible Assets

Goodwill and indefinite life intangible assets recognized in connection with business acquisitions are not amortized to expense. Indefinite life intangible assets primarily consist of trademarks and trade names.  Goodwill and indefinite life intangible assets are tested annually for impairment as of October 1, or whenever events or changes in circumstances indicate there may be a possible permanent loss of value in accordance with ASC 350, Intangibles - Goodwill and Other.

Goodwill is tested for impairment at the reporting unit level and is based on the net assets for each reporting unit, including goodwill and intangible assets. In September 2011, the FASB issued ASU 2011-08 which amends the rules for testing goodwill for impairment. Under the new rules, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. The Company early adopted ASU 2011-08 for its October 1, 2011 annual goodwill impairment test.

In assessing the qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, we identify and assess relevant drivers of fair value and events and circumstances that may impact the fair value and the carrying amount of the reporting unit. The identification of relevant events and circumstances and how these may impact a reporting unit’s fair value or carrying amount involve significant judgment and assumptions. The judgment and assumptions include the identification of macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, Company specific events and share price trends and making the assessment on whether each relevant factor will impact the impairment test positively or negatively and the magnitude of any such impact.

If our qualitative assessment concludes that it is more likely than not that impairment exists then a quantitative assessment is required.  In a quantitative assessment, a discounted cash flow model is used to estimate the fair value of each reporting unit, which considers forecasted cash flows discounted at an estimated weighted-average cost of capital. The forecasted cash flows are based on the Company’s long-term operating plan and the weighted-average cost of capital is an estimate of the overall after-tax rate of return. Other valuation techniques including comparative market multiples are used when appropriate. Discount rate assumptions are based on an assessment of the risk inherent in the future cash flows of the respective reporting units.

The Company completed its annual goodwill impairment test for each year presented and confirmed no reporting unit was at risk of failing the impairment test for any periods presented herein.

Revenue Recognition

Substantially all of the Company’s revenues from product sales are recognized when all of the following criteria are met: persuasive evidence of a sale arrangement exists, the price is fixed or determinable, product delivery has occurred or services have been rendered, there are no further obligations to customers, and collectability is probable. Product delivery occurs when the risks and rewards of ownership and title pass, which usually occurs upon shipment to the customer.

Concentration of Credit Risk

The Company generally does not require collateral from its customers and has a good collection history. There were no sales to a single customer that exceeded 10% of total net sales for the years ended December 31, 2011, 2010 or 2009.

Shipping and Handling Costs

The Company classifies all amounts billed to customers for shipping and handling as revenue and reflects shipping and handling costs in cost of products sold.

Advertising

The Company expenses all advertising costs as incurred, which for the years ended December 31, 2011, 2010 and 2009 totaled $3.4 million, $3.2 million, and $2.7 million, respectively.

Product Warranties

A liability is established for estimated future warranty and service claims based on historical claims experience and specific product failures.  The Company expenses warranty costs directly to cost of products sold.  Changes in the Company’s product warranty liability are:

	2011	2010	2009
Balance at beginning of year	$1,543	$1,863	$2,048
Provision	1,081	1,217	1,915
Claims	(1,396)	(1,537)	(2,100)
Balance at end of year	$1,228	$1,543	$1,863

Foreign Currency Translation

Assets and liabilities of the Company’s operations outside the United States which are accounted for in a functional currency other than U.S. dollars are translated into U.S. dollars using year-end exchange rates.  Revenues and expenses are translated at weighted-average exchange rates effective during the year.  Foreign currency translation gains and losses are included as a component of accumulated other comprehensive income (loss) within shareholders’ equity.

Gains and losses resulting from foreign currency transactions, the amounts of which are not material, are included in net income.

Fair Value

The book value of cash and cash equivalents, accounts receivable, accounts payable and short-term debt approximates their fair value.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes.  Actual results could differ from those estimates.

Reclassification

Certain amounts for 2009 and 2010 have been reclassified to conform to the 2011 presentation.

New Accounting Pronouncements Not Yet Adopted

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 amends existing guidance by allowing only two options for presenting the components of net income and other comprehensive income: (1) in a single continuous financial statement, statement of comprehensive income or (2) in two separate but consecutive financial statements, consisting of an income statement followed by a separate statement of other comprehensive income. Also, items that are reclassified from other comprehensive income to net income must be presented on the face of the financial statements. ASU 2011-05 requires retrospective application, and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011, with early adoption permitted. In December 2011, the FASB issued ASU 2011-12, deferring its requirement that companies present reclassification adjustments for each component of accumulated other comprehensive income in both net income and Other Comprehensive Income on the face of the financial statements.  Entities continue to be required to present amounts reclassified out of accumulated other comprehensive income on the face of the financial statements or to disclose those amounts in the notes to the financial statements.  The requirement to present reclassification adjustments in interim periods was also deferred.  However, entities are required to report a total for comprehensive income in condensed financial statements of interim periods in a single continuous statement or in two consecutive statements.  The FASB is reconsidering the presentation requirements for reclassification adjustments.  The Company plans to adopt ASU 2011-05 in the first quarter of fiscal 2012.  The Company believes the adoption of ASU 2011-05 will change the order in which certain financial statements are presented and provide additional detail on those financial statements when applicable, but will not have any other impact on its consolidated financial statements.

Note B - Allowance for Doubtful Accounts	12 Months Ended
Dec. 31, 2011
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]	Note B – Allowance for Doubtful Accounts The allowance for doubtful accounts was $433,000 and $371,000 at December 31, 2011 and 2010, respectively.

Note C - Inventories	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Text Block]
Note C – Inventories

Inventories are stated at the lower of cost or market.  Replacement cost approximates current cost and the excess over LIFO cost is approximately $50.7 million and $47.1 million at December 31, 2011 and 2010, respectively.  During 2010, some inventory quantities were reduced resulting in liquidation of certain LIFO quantities carried at lower costs from earlier years versus 2010 costs and the related effect increased net income by $829,000 or $0.04 per share.  Allowances for excess and obsolete inventory totaled $3.0 million and $2.7 million at December 31, 2011 and 2010, respectively.

Note D - Financing Arrangements	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Text Block]
Note D- Financing Arrangements

On October 1, 2010, the Company borrowed $35.0 million under an unsecured bank loan agreement originally maturing in November 2011, and extended to November 2012, to help finance the acquisition of National Pump Company.  The loan bears interest at LIBOR plus .75%, adjustable and payable monthly and matures in November 2012 after being extended.  At December 31, 2011 and 2010, $10.0 million and $25.0 million were outstanding against this agreement, respectively.

The Company may borrow up to $20.0 million with interest at LIBOR plus .75% or at alternative rates as selected by the Company under an unsecured bank line of credit which matures in November 2012.  At December 31, 2011 and 2010, $20.0 million and $18.9 million, respectively, were available for borrowing after deducting $1.1 million in outstanding letters of credit in 2010.

The Company also has a $10.0 million unsecured bank line of credit with interest at LIBOR plus .75% payable monthly which matures in May 2012. At December 31, 2011 and 2010, $5.0 million and $6.6 million, respectively, was available for borrowing after deducting $5.0 million and $3.4 million in outstanding letters of credit, respectively.

The financing arrangements described previously contain restrictive covenants, including limits on additional borrowings and maintenance of certain operating and financial ratios. At December 31, 2011, the Company was in compliance with all requirements.

Interest expense, which approximates interest paid, was $179,000, $175,000 and $170,000 in 2011, 2010 and 2009, respectively.

The Company has operating leases for certain offices, manufacturing facilities, land, office equipment and automobiles.  Rental expenses relating to operating leases were $866,000, $852,000 and $741,000 in 2011, 2010 and 2009, respectively.

The future minimum lease payments due under these operating leases as of December 31, 2011 are:

2012	2013	2014	2015	2016	Thereafter	Total
$778	$703	$564	$191	$186	$1,123	$3,545

Note E - Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss [Text Block]
Note E – Accumulated Other Comprehensive Loss

The components of accumulated other comprehensive loss as reported in the Consolidated Balance Sheets  are:

	2011	2010
Currency translation adjustments	$(118)	$768
Pension and OPEB adjustments (net of income tax benefits of $9,962 in 2011 and $6,680 in 2010)	(15,926)	(10,196)
	$(16,044)	$(9,428)

Note F - Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Text Block]
Note F - Income Taxes

The components of income before income taxes are:

	2011	2010	2009
United States	$37,329	$34,593	$25,213
Foreign countries	5,356	3,740	2,042
	$42,685	$38,333	$27,255

The components of income tax expense are:

	2011	2010	2009
Current expense:
Federal	$10,037	$6,369	$4,975
Foreign	1,576	1,064	734
State and local	761	771	644
	12,374	8,204	6,353
Deferred expense (benefit):
Federal	1,429	4,138	2,961
Foreign	(101)	(42)	(142)
State and local	179	70	(186)
	1,507	4,166	2,633
Income tax expense	$13,881	$12,370	$8,986

The reconciliation between income tax expense and the amount computed by applying the statutory federal income tax rate of 35% to income before income taxes is:

	2011	2010	2009
Income taxes at statutory rate	$14,940	$13,417	$9,539
State and local income taxes, net of federal tax benefit	611	547	298
Tax credits	(375)	(350)	(300)
Domestic production activities	(811)	(599)	(216)
Lower foreign taxes differential	(399)	(287)	(261)
Other	(85)	(358)	(74)
	$13,881	$12,370	$8,986

Deferred tax assets and liabilities consist of:

	2011	2010	2009
Deferred tax assets:
Inventories	$49	$-	$806
Accrued liabilities	2,506	2,237	1,775
Postretirement health benefits obligation	8,060	7,849	7,793
Pension	873	-	305
Other	1,634	1,834	1,745
	13,122	11,920	12,424

Deferred tax liabilities:
Inventories	-	391	-
Depreciation and amortization	13,419	11,524	9,579
Pension	-	2,001	-
	13,419	13,916	9,579
Net deferred tax assets (liabilities)	$(297)	$(1,996)	$2,845

The Company made income tax payments of $10.3 million, $8.1 million and $6.1 million in 2011, 2010 and 2009, respectively.

At December 31, 2011, total unrecognized tax benefits were $1.4 million.  Of the total, $451,000 of unrecognized tax benefits, if ultimately recognized, would reduce the Company’s annual effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010	2009
Balance at beginning of year	$1,298	$1,461	$870
Additions based on tax positions related to the current year	132	106	110
Additions for tax positions of prior years	117	149	665
Reductions due to lapse of applicable statute of limitations	(124)	(157)	(184)
Settlements	-	(261)	-
Balance at end of year	$1,423	$1,298	$1,461

The Company is subject to income taxes in the U.S. federal and various state, local and foreign jurisdictions. Income tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for the years before 2008.

The Company is currently under examination by the Canadian Revenue Agency for tax years ending 2004 – 2006.  Management has filed a Competent Authority relief request with both U.S. and Canadian tax authorities to eliminate a double tax treatment dispute.  Under the most recent U.S. - Canadian tax protocol, Competent Authority assessments should achieve symmetry under binding arbitration.  Any adjustment resulting from Competent Authority resolution of the examination will not have a material impact on the consolidated financial position of the Company.  Management anticipates this examination will be resolved within the next 12 months.

The Company is currently under examination by the Internal Revenue Service for its tax year ending December 31, 2009.  Any adjustment from this examination is not expected to have a material impact on the consolidated financial position of the Company.  Management anticipates this examination will be resolved within the next 12 months.

The statutes of limitations in taxing jurisdictions expire in varying periods.  The Company has an unrecognized tax benefit of $54,000 which will be recognized if the relevant statutes of limitations expire in the next 12 months without the relevant taxing authority examining the applicable returns.

The Company has not provided an estimate for any U.S. or additional foreign taxes on undistributed earnings of foreign subsidiaries that might be payable if these earnings were repatriated since the Company considers these amounts to be permanently invested.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense for all periods presented.  The Company accrued approximately $361,000 and $310,000 for the payment of interest and penalties at December 31, 2011 and 2010, respectively.

Note G - Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2011
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note G - Pensions and Other Postretirement Benefits

The Company sponsors a defined benefit pension plan covering several locations.  Additionally, the Company sponsors defined contribution pension plans at two other locations not participating in the defined benefit pension plan.

A 401(k) plan that includes a partial Company match is also available.  For the locations covered by the defined benefit pension plan, employees hired after January 1, 2008 participate in an enhanced 401(k) plan instead of the defined benefit pension plan.  Benefits are based on the employee’s age and years of service.  Employees hired prior to January 1, 2008 were not affected by the change.

Total contributions for the defined contribution pension plans and the 401(k) plans in 2011, 2010 and 2009 were $1.0 million, $928,000 and $867,000, respectively.

The Company also sponsors a non-contributory defined benefit health care plan that provides health benefits to substantially all retirees and their spouses. The Company funds the cost of these benefits as incurred.  For measurement purposes, a zero percent annual rate of increase in the per capita cost of covered health care benefits for retirees age 65 and over was assumed for 2011 and is expected to remain constant going forward.  A 5% rate of increase for retirees under age 65 was assumed.

The Company fully recognizes the obligations associated with its defined benefit pension plan and defined benefit health care plan in its financial statements.  The following table presents the plans’ funded status as of the measurement date reconciled with amounts recognized in the Company’s consolidated balance sheets:

	Pension Plan		Postretirement Plan
	2011	2010	2011	2010
Accumulated benefit obligation at end of year	$58,278	$50,645	$24,094	$23,882
Change in benefit obligation:
Benefit obligation at beginning of year	$62,865	$60,413	$23,882	$23,919
Service cost	2,856	2,721	1,052	1,107
Interest cost	3,068	3,155	1,107	1,259
Settlement loss	177
Benefits paid	(6,645)	(5,328)	(1,291)	(1,637)
Effect of foreign exchange	-	-	(20)	46
Actuarial (gain) or loss	10,004	1,904	(636)	(812)
Benefit obligation at end of year	72,325	62,865	$24,094	$23,882

Change in plan assets:
Fair value of plan assets at beginning of year	64,150	55,369	$-	$-
Actual return on plan assets	1,049	6,909	-	-
Employer contributions	7,200	7,200	1,291	1,637
Benefits paid	(6,645)	(5,328)	(1,291)	(1,637)
Fair value of plan assets at end of year	65,754	64,150	-	-
Funded status at end of year	$(6,571)	$1,285	$-	$-

	Pension Plan		Postretirement Plan
	2011	2010	2011	2010
Amounts recognized in the statement of financial position consist of:
Current liabilities	$-	$-	$(1,389)	$(1,641)
Noncurrent assets (liabilities)	(6,571)	1,285	(22,705)	(22,241)
	$(6,571)	$1,285	$(24,094)	$(23,882)

Amounts recognized in accumulated other comprehensive loss consist of:
Net actuarial (gain) or loss	$33,658	$24,673	$(7,770)	$(7,797)
Deferred tax (benefit) expense	(12,931)	(9,622)	2,969	2,942
After tax actuarial (gain) or loss	$20,727	$15,051	$(4,801)	$(4,855)

Components of net periodic benefit cost:
Service cost	$2,856	$2,721	$1,052	$1,107
Interest cost	3,068	3,155	1,107	1,259
Expected return on plan assets	(4,539)	(4,428)	-	-
Recognized actuarial (gain) or loss	1,675	1,576	(656)	(574)
Settlement loss	3,010	-	-	-
Net periodic benefit cost	$6,070	$3,024	$1,503	$1,792

Other changes in plan assets and benefit obligations recognized in other comprehensive loss:
Net loss (gain)	8,985	(2,154)	20	(237)
Total income recognized in net periodic benefit cost and other comprehensive income	$15,055	$870	$1,523	$1,555

The change in the pension benefit obligation is due primarily to the change in the discount rate as a result of the current historically low market interest rates.

During the fourth quarter of 2011, the Company recorded a $3.0 million non-cash settlement loss relating to retirees that received lump-sum distributions from the Company’s defined benefit pension plan.  This charge was required by GAAP because lump-sum payments to retirees in 2011 exceeded the plan’s actuarial service and interest costs threshold for the year.  GAAP further requires this expense to be charged to current year expense.

The prior service cost is amortized on a straight line basis over the average remaining service period of active participants.  The gain or loss in excess of the greater of 10% of the benefit obligation or the market related value of assets is amortized on a straight line basis over the average remaining service period of active participants.

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
Weighted-average assumptions used to determine benefit obligations at December 31:
Discount rate	4.00%	5.00%	3.76%	4.85%
Rate of compensation increase	3.50%	3.50%	-	-

Weighted-average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	5.00%	5.60%	4.85%	5.50%
Expected long-term rate of return on plan assets	7.00%	8.00%	-	-
Rate of compensation increase	3.50%	3.50%	-	-

The investment return of the Company’s Pension Plan asset allocation is measured against those of a target portfolio consisting of 60% equities, 35% fixed income securities, and 5% cash equivalents of domestic corporations.

Equities (including all convertible securities) may comprise up to 70% of the Plan’s market value, with a minimum requirement of 20%. Fixed income/floating rate securities (including preferred stocks and cash equivalents) should not exceed 80% of the Plan’s market value and may represent as little as 30%. Cash equivalents (including all senior debt securities with less than one year to maturity) may comprise up to 40% of the Plan’s market value.  Cash may constitute zero assets in the Account at the manager’s discretion.  Non-U.S. corporate securities may comprise up to 35% of the Account.

Financial instruments included in pension plan assets are categorized into a fair value hierarchy of three levels, based on the degree of subjectivity inherent in the valuation methodology.  Level 1 assets are based on unadjusted quoted prices in active markets that are accessible to the reporting entity at the measurement date for identical assets and liabilities.  Level 2 assets are valued at inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the assets or liabilities.  Level 3 assets are valued based on unobservable inputs for the asset or liability (i.e., supported by little or no market activity). These inputs include management’s own assessments about the assumptions that market participants would use in pricing assets or liabilities (including assumptions about risk).  The level in the fair value hierarchy within which the fair value measurement is classified is determined based on the lowest level input that is significant to the fair value measure in its entirety.

All of the Plan’s assets are in level 1 within the fair value hierarchy, and the following table sets forth by asset class the Pension Plan’s assets.

	2011	%	2010	%
Asset allocation by category:
U.S. equity	$12,439	19	$22,008	34
Non-U.S. equity	6,493	10	9,668	15
Balanced	7,961	12	10,706	17
U.S. fixed income	38,837	59	21,753	34
Cash and cash equivalents	24	-	15	-
Total fair value of Plan assets	$65,754	100	$64,150	100

Contributions

The Company expects to contribute approximately $6.0 million to its pension plan in 2012.

Expected future benefit payments

The following benefit payments, which reflect expected future service as appropriate, are expected to be paid as follows:

	2012	2013	2014	2015	2016	Thereafter
Pension	$5,008	$5,081	$5,628	$5,636	$5,644	$32,021
Postretirement	1,414	1,411	1,447	1,561	1,700	10,292

A one percentage point increase in the assumed health care trend would increase postretirement expense by approximately $212,000, changing the benefit obligation by approximately $1.8 million; while a one percentage point decrease in the assumed health care trend would decrease postretirement expense by approximately $199,000, changing the benefit obligation by approximately $1.7 million.

A one percentage point change in the assumed rate of return on Pension Plan assets is estimated to have an approximate $648,000 effect on pension expense.  Likewise, a one percentage point change in the discount rate is estimated to have approximately a $1.3 million effect on pension expense.

Note H - Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Text Block]
Note H – Goodwill and Other Intangible Assets

The major components of goodwill and other intangible assets are:

	2011		2010
	Historical Cost	Accumulated Amortization	Historical Cost	Accumulated Amortization
Amortized intangible assets:
Customer relationships	$5,274	$1,011	$5,274	$457
Technology & drawings	4,600	1,118	4,600	864
Other intangibles	1,557	1,413	1,563	1,266
Total amortized intangible assets	11,431	3,542	11,437	2,587
Goodwill	14,672	-	14,672	-
Trade names & trademarks	2,920	-	2,920	-
Total	$29,023	$3,542	$29,029	$2,587

Amortization of intangible assets in 2011, 2010 and 2009 was $955,000, $421,000 and $371,000, respectively. Amortization of these intangible assets for 2012 through 2016 is expected to approximate $950,000 per year.

Note I - Business Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting Disclosure [Text Block]
Note I – Business Segment Information

The Company operates in one business segment: the design, manufacture and sale of pumps and related equipment (pump and motor controls) for use in water, wastewater, construction, industrial, petroleum, original equipment, agriculture, fire protection, heating, ventilation and air conditioning (HVAC), military and other liquid-handling applications. The Company’s pumps are marketed in the United States and worldwide through a network of more than 1,000 distributors, through manufacturers’ representatives (for sales to many original equipment manufacturers), through third-party distributor catalogs, and by direct sales. International sales are made primarily through foreign distributors and representatives. The Company sells to more than 100 countries around the world. The components of customer sales, determined based on the location of customers are:

	2011	%	2010	%	2009	%
United States	$241,405	67	$180,705	61	$169,844	64
Foreign countries	118,085	33	116,103	39	96,398	36
Total	$359,490	100	$296,808	100	$266,242	100

Note J - Acquisition	12 Months Ended
Dec. 31, 2011
Business Combination Disclosure [Text Block]
Note J – Acquisition

On October 1, 2010, the Company acquired substantially all of the assets and certain liabilities of privately-held National Pump Company, LLC for a purchase price of approximately $36.6 million, net of cash acquired. The purchase price consisted of cash of $33.9 million and issuance of 100,000 common shares of stock with a fair value of $2.7 million. National Pump Company, founded in 1969, is headquartered in Glendale, Arizona. Its principal products are vertical turbine line shaft and submersible pumps as well as centrifugal pumps, high-pressure booster pumps and packaged pump station systems. National Pump Company’s specialty expertise is in designing, manufacturing and distributing deep-well vertical turbine pumps for industrial process water supply, agricultural irrigation supply and municipal water supply. Additionally, it provides specialty pumps for petroleum, mining and OEM applications. National Pump Company operates as a subsidiary of the Company. Pro-forma financial information is not considered material and not presented.  Goodwill is primarily attributable to market synergies and is substantially all deductible for tax purposes.  The final purchase price allocation of the net assets acquired, in millions of dollars, is presented below:

Current assets (net of $3.0 million current liabilities)	$10.9
Property, plant and equipment	6.1
Goodwill	9.9
Intangibles and other assets	9.7
Net assets acquired	$36.6